UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2016

Commission File Number 1-13610

CIM COMMERCIAL TRUST CORPORATION

(Exact name of registrant as specified in its charter)

MARYLAND	75-6446078
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200
(Address of principal executive offices)	(Registrant’s telephone number)

Former name, former address and former fiscal year, if changed since last report: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03      Material Modification to Rights of Security Holders.

The information in Item 5.03 below is incorporated herein by reference.

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 11, 2016, CIM Commercial Trust Corporation (the “Company”) filed Articles Supplementary  (the “Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland to reclassify the existing 36,000,000 shares of the Company’s authorized but unissued Series A Preferred Stock, $0.001 par value per share, as shares of a new Series A Preferred Stock (“Series A Preferred Stock”) to reflect the addition of a redemption right at the option of the holders.

The foregoing description of the Articles Supplementary is only a summary and is qualified in its entirety by reference to the full text of the Articles Supplementary, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(d) Exhibits.

Exhibit No.	Description

3.1	Articles Supplementary for the Series A Preferred Stock, dated October 11, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      October 11, 2016

CIM COMMERCIAL TRUST CORPORATION

By:	/s/ David Thompson
David Thompson, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles Supplementary for the Series A Preferred Stock, dated October 11, 2016